                                                                   Exhibit 10.22
                                SWINGLINE NOTE


$5,000,000.00                                                  December 29, 1999

     This Swingline Note is executed and delivered under and pursuant to the terms of that certain Third Amended and Restated Revolving Credit and Security Agreement dated as of the date hereof (as amended, supplemented or modified from time to time, the "Loan Agreement") by and among WinCup Holdings, Inc., Radnor Chemical Corporation, Radnor Holdings Corporation, Radnor Delaware, Inc., StyroChem U.S., Ltd., StyroChem Delaware, Inc., and WinCup Texas, Ltd. (each, a "U.S. Borrower" and jointly and severally, the "U.S. Borrowers") and StyroChem Europe (The Netherlands), B.V., StyroChem Finland OY, ThermiSol Denmark A/S, ThermiSol Finland OY and ThermiSol Sweden AB (each a "European Borrower" and jointly and severally, the "European Borrowers"; the European Borrowers together with the U.S. Borrowers, each a "Borrower" and collectively, the "Borrowers").

     FOR VALUE RECEIVED, the U.S. Borrowers hereby promise to pay to the order of BANK OF AMERICA, N.A., its successors and assigns (the "Swingline Lender"),
                                                           ----------------
at the office of Bank of America, N.A., as Administrative Agent (the "Agent"),
                                                                      -----
at 101 N. Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Third Amended and Restated Credit Agreement dated as of December 29, 1999 among the U.S. Borrowers, the European Borrowers, the financial institutions named therein and the financial institutions which hereafter become a party thereto (collectively, the "Lenders") and Bank of America, N.A. as administrative and collateral agent for the Lenders (in such capacity, the "Agent") (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all capitalized
                                             ----------------
terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Termination Date, in Dollars and in immediately available funds, the principal amount of FIVE MILLION DOLLARS ($5,000,000.00) or, if less than such principal amount, the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the U.S. Borrowers pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rate determined in accordance with subsection 2.14 of the Credit Agreement.

     Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in subsection 2.14(c) of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the U.S. Borrowers to the Swingline Lender outstanding under the Credit Agreement shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the U.S. Borrowers.

     In the event this Note is not paid when due at any stated or accelerated maturity, the U.S. Borrowers agree to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

     All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and
                                          ----------
incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to
                                        --------  -------
endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the U.S. Borrowers to make payments of principal and interest in accordance with the terms of this Note.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the U.S. Borrowers have caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.


                            WINCUP HOLDINGS, INC.
                            RADNOR CHEMICAL CORPORATION
                            RADNOR HOLDINGS CORPORATION
                            RADNOR DELAWARE, INC.
                            STYROCHEM U.S., LTD.
                              By: StyroChem GP, L.L.C., its general
                                  partner
                            STYROCHEM DELAWARE, INC.
                            WINCUP TEXAS, LTD.
                              By: Wincup GP, L.L.C., its general
                                  partner

                            By:/s/ R. Radcliffe Hastings
                               -------------------------
                            Name:R. Radcliffe Hastings
                                 ---------------------
                            Title:Senior Vice President of each of the foregoing
                              (or, if applicable, its general partner)

                               SCHEDULE A TO THE
                                SWINGLINE NOTE
                             OF THE U.S. BORROWERS
                            DATED DECEMBER 29, 1999




                                             Unpaid       Name of
          Type                  Payments    Principal     Person
           of      Interest     Principal    Balance      Making
Date      Loan      Period      Interest    of Note      Notation
----      ----      ------      ---------   --------     --------